UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2010

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People’s Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.      Results of Operations and Financial Conditions.

          On November 18, 2010, China GengSheng Minerals, Inc. issued a press release relating to its financial results for the fiscal quarter ended on September 30, 2010, which financial statements were disclosed on its 10-Q filed on November 18, 2010. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 8.01.      Other Events.

          On November 18, 2010, China Gengsheng Minerals, Inc. issued a press release announcing its financial results for the third quarter of 2010. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

          The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

(d)      Exhibits

          Exhibit 99.1   Press release issued on November 18, 2010 announcing the release of financial results for the third quarter 2010.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: November 18, 2010

By:  /s/ Shunqing Zhang
        Name: Shunqing Zhang
        Title: Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press Release issued on November 18, 2010.	X